Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 30, 2008
American Natural Energy Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	0-18596	73-1605215

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 South Yale — Suite 300, Tulsa, Oklahoma 74136

(Address of principal executive offices)
Registrant’s telephone number, including area code: (918) 481-1440

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 7.01. Regulation F-D Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Section 7 — Regulation F-D

Item 7.01.	Regulation F-D Disclosure
     On October 30, 2008, we issued a press release announcing that each of the Alberta Securities Commission, British Columbia Securities Commission, Ontario Securities Commission, Manitoba Securities Commission, and the Autorité des marchés financiers has issued an order dated October 29, 2008 revoking the cease trade order which it issued against ANEC.. A copy of that press release is attached as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of businesses acquired. None required.
     (b) Pro forma financial information. None required.
     (c) Exhibits:

Exhibit Number	Description of Document
99.1	Press Release dated October 30, 2008

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation
Dated: October 30, 2008	By:	/s/ Michael K. Paulk
Michael K. Paulk, President